UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2009

PURE BIOFUELS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50903	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Shadow Trace Circle Houston, TX	77082-5637
(Address of Principal Executive Offices)	(Zip Code)

1-202-261-3520
(Registrant's telephone number, including area code)

701 Brazos Street, Suite 1050 Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 (c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Luis Goyzueta resigned as CEO and his resignation was accepted on September 15, 2009.  He will remain a Director.

Carlos Alberto Pinto was elected as CEO and will remain president.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PURE BIOFUELS CORP.

Date: September 18, 2009	By:	/s/ Carlos Alberto Pinto
Carlos Alberto Pinto
Chief Executive Officer and Director